BEAR STEARNS
                                            BEAR STEARNS FINANCIAL PRODUCTS INC.
                                                              383 MADISON AVENUE
                                                        NEW YORK, NEW YORK 10179
                                                                    212-272-4009

DATE:             December 28, 2006

TO: Citibank, N.A., not in its individual capacity but solely as securities administrator on behalf of the HSI Asset Loan Obligation Trust 2006-2

ATTENTION:        Cirino Emmanuele - Agency and Trust, HALO 2006-2

TELEPHONE:        212-816-5614

FACSIMILE:        212-816-5527

FROM:             Derivatives Documentation

TELEPHONE:        212-272-2711

FACSIMILE:        212-272-9857

SUBJECT:          Fixed Income Derivatives Confirmation and Agreement

REFERENCE NUMBER: FXNEC9025

The purpose of this letter agreement ("Agreement") is to confirm the terms and conditions of the Transaction entered into on the Trade Date specified below (the "Transaction") between Bear Steams Financial Products Inc. ("BSFP") and the Citibank, N.A., not in its individual capacity but solely as securities administrator ("Securities Administrator") on behalf of the HSI Asset Loan Obligation Trust 2006-2 (the "Counterparty"), as represented under the Pooling and Servicing Agreement, dated and effective as of December 1, 2006, among HSI Asset Securitization Corporation, as depositor ("Depositor"), CitiMortgage, Inc. as master servicer ("Master Servicer"), Citibank, N.A. as Securities Administrator, Wells Fargo Bank, N.A., as custodian ("Custodian") and Deutsche Bank National Trust Company, as trustee ("Trustee") (the "Pooling and Servicing Agreement"). This Agreement, which evidences a complete and binding agreement between you and us to enter into the Transaction on the terms set forth below, constitutes a "Confirmation" as referred to in the "ISDA Form Master Agreement" (as defined below), as well as a "Schedule" as referred to in the ISDA Form Master Agreement.

1 This Agreement is subject to the 2000 ISDA Definitions (the "Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDN'). You and we have agreed to enter into this Agreement in lieu of negotiating a Schedule to the 1992 ISDA Master Agreement (Multicurrency--Cross Border) form (the "ISDA Form Master Agreement") but, rather, an ISDA Form Master Agreement shall be deemed to have been executed by you and us on the date we entered into the Transaction. In the event of any inconsistency between the provisions of this Agreement and the Definitions or the ISDA Form Master Agreement, this Agreement shall prevail for purposes of the Transaction. Terms capitalized but not defined herein or in the Definitions shall have the meanings attributed to them in the Pooling and Servicing Agreement.

2 The terms of the particular Transaction to which this Confirmation relates are as follows:

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 2 of 18


Notional Amount:          With respect to any Calculation Period, the amount set
                          forth for such period in the Schedule I attached hereto.

Trade Date:               December 15, 2006

Effective Date:           December 28, 2006

Termination Date:         August 25, 2010

Fixed Amount (Premium):

Fixed Rate Payer:         Counterparty

Fixed Rate Payer
Payment Date:             December 28, 2006

Fixed Amount:             USD 75,000

Floating Amounts:

Floating Rate Payer:      BSFP

Cap Rate:                 5.40000%

Floating Rate Payer
Period End Dates:         The 25th calendar day of each month during the Term of
                          this Transaction, commencing January 25, 2007, and ending on the Termination Date, with No Adjustment.

Floating Rate Payer
Payment Dates:            Early Payment shall be  applicable.  The Floating Rate
                          Payer Payment Date shall be one Business Day prior to each Floating Rate Payer Period End Date.

Floating Rate Option:     USD-LIBOR-BBA;   provided,   however,   that  if  the
                          Floating  Rate  Option for any  Calculation  Period is
                          greater than  8.90000%  then the Floating  Rate Option
                          for such  Calculation  Period  shall be  deemed  to be
                          8.90000%

Designated Maturity:      One month

Floating Rate Day

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 3 of 18


   Count Fraction:        30/360

   Reset Dates:           The first day of each Calculation Period.

   Compounding:           Inapplicable

Business Days:            New York

Business Day Convention:  Following

3. Additional Provisions: Each party hereto is hereby  advised and  acknowledges that the other party has engaged in (or refrained from engaging in) substantial financial transactions and has taken (or refrained from taking) other material actions in reliance upon the entry by the parties into the Transaction being entered into on the terms and conditions set forth herein and in the Confirmation relating to such Transaction, as applicable. This paragraph shall be deemed repeated on the trade date of each Transaction.

4. Provisions Deemed Incorporated in a Schedule to the ISDA Form Master
   Agreement:

1) The parties agree that subparagraph (ii) of Section 2(c) of the ISDA Form Master Agreement will apply to any Transaction.

2) Termination Provisions. Subject to the provisions of paragraph 13 below, for purposes of the ISDA Form Master Agreement:

(a) "Specified Entity" is not applicable to BSFP or Counterparty for any purpose.

(b) "Breach of Agreement" provision of Section 5(a)(ii) will not apply to BSFP or Counterparty.

(c) "Credit Support Default" provisions of Section 5(a)(iii) will not apply to Counterparty and will not apply to BSFP unless BSFP has obtained a guarantee or posted collateral pursuant to paragraph 12 below.

(d) "Misrepresentation" provisions of Section 5(a)(iv) will not apply to BSFP or Counterparty.

(e) "Specified  Transaction" is not applicable to BSFP or  Counterparty  for any
purpose,  and,  accordingly,   Section  5(a)(v)  shall  not  apply  to  BSFP  or
Counterparty.

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 4 of 18


(f) The "Cross Default" provisions of Section 5(a)(vi) will not apply to BSFP or to Counterparty.

(g) The "Merger Without Assumption" provisions of Section 5(a)(viii) will not apply to Counterparty.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) will not apply to BSFP or Counterparty.

(i) With respect to the Counterparty, the "Bankruptcy" provision of Section 5(a)(vii)(2) will be deleted in its entirety.

G) The "Automatic Early Termination" provision of Section 6(a) will not apply to BSFP or to Counterparty.

(k) Payments on Early Termination. For the purpose of Section 6(e) of the ISDA Form Master Agreement:

      (i)   Market Quotation will apply.

      (ii)  The Second Method will apply.

(I) "Termination Currency" means United States Dollars.

3) Tax Representations.

      Payer  Representations.  For the purpose of Section  3(e) of the ISDA Form
      Master    Agreement,    BSFP   and   Counterparty   make   the   following
      representations:

            It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the ISDA Form Master Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the ISDA Form Master Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the ISDA Form Master Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the ISDA Form Master Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 5 of 18


            Section 4(a)(iii) of the ISDA Form Master Agreement by reason of material prejudice of its legal or commercial position.

      Payee  Representations.  For the purpose of Section 3 (f) of the ISDA Form
      Master    Agreement,    BSFP   and   Counterparty   make   the   following
      representations:

            (i) BSFP  represents  that it is a corporation  organized  under the
      laws  of  the  State  of   Delaware   and  its  United   States   taxpayer
      identification number is 13-3866307.

            (ii) Counterparty represents that it is a trust created under an agreement governed by New York Law.

4) Limitation 011 Events of Default. Notwithstanding the terms of Sections 5 and 6 of the ISDA Form Master Agreement, if at any time and so long as the Counterparty has satisfied in full all its payment obligations under Section 2(a)(i) of the ISDA Form Master Agreement and has at the time no future payment obligations, whether absolute or contingent, under such Section, then unless BSFP is required pursuant to appropriate proceedings to return to the Counterparty or otherwise returns to the Counterparty upon demand of the Counterparty any portion of any such payment, (a) the occurrence of an event described in Section 5(a) of the ISDA Form Master Agreement with respect to the Counterparty shall not constitute an Event of Default or Potential Event of Default with respect to the Counterparty as Defaulting Party and (b) BSFP shall be entitled to designate an Early Termination Date pursuant to Section 6 of the ISDA Form Master Agreement only as a result of the occurrence of a Termination Event set forth in either Section 5(b)(i) or 5(b)(ii) of the ISDA Form Master Agreement with respect to BSFP as the Affected Party, or Section 5(b)(iii) of the ISDA Form Master Agreement with respect to BSFP as the Burdened Party.

5) Documents to he Delivered. For the purpose of Section 4(a) of the ISDA Form Master Agreement:

(l) Tax forms, documents, or certificates to be delivered are:

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 6 of 18

Party required to     Form/Document/              Date by which to
deliver document      Certificate                 be delivered

BSFP and              Any document required or    Promptly  after the earlier of
the Depositor         reasonably  requested to    (i)   reasonable   demand   by
                      allow the other party to    either party or (ii)  learning
                      make payments under this    that such form or  document is
                      Agreement   without  any    required
                      deduction or withholding
                      for or on the account of
                      any  Tax  or  with  such
                      deduction or withholding
                      at a reduced rate


(2) Other documents to be delivered are:


Party required      Form/Document/             Date by which to        Covered by Section 3(d)
to deliver          Certificate                be delivered            Representation
document
BSFP and            Any documents              Upon the execution      YES
the Counterparty    required by the            and delivery of this
               evidence the authority     Confirmation

                    evidence the authority     Confirmation
                    of the delivering party
                    or its Credit Support
                    Provider, if any, for it
                    to execute and deliver
                    this Agreement, any
                    Confirmation, and any
                    Credit Support
                    Documents to which it
                    is a party, and to
                    evidence the authority
                    of the delivering party
                    or its Credit Support
                    Provider to perform its
                    obligations under this
                    Agreement, such
                    Confirmation and/or
                    Credit Support
                    Document, as the case
                    maybe



Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 7 of 18


Party required      Form/Document/                Date by which to        Covered by Section 3(d)
to deliver          Certificate                   be delivered            Representation
document
BSFP and            A certificate of an           Upon the execution      Yes
the Counterparty    authorized officer of the     and delivery of this
                    party, as to the              Agreement and such
                    incumbency and                Confirmation
                    authority of the
                    respective officers of the
                    party signing this
                    Agreement (or, if
                    available, the current
                    authorized signature
                    book or equivalent
                    authorizing
                    documentation), any
                    relevant Credit Support
                    Document, or any
                    Confirmation, as the
                    case may be

BSFP and            the Legal opinion (s) with    Upon the execution      No
Counterparty        respect to such party and     delivery of this
                    and its Credit Support        Agreement and any
                    Provider, if any,             Confirmation
                    reasonably satisfactory
                    in form and substance to
                    the other party relating
                    to the enforceability of
                    the party's obligations
                    under this Agreement.

Counterparty        An executed copy of the       Within 30 days after    No
                    Pooling and Servicing         the date of this
                    Agreement.                    Agreement.


6) Miscellaneous. Miscellaneous

(a) Address for Notices: For the purposes of Section 12(a) of the ISDA Form Master Agreement:

      Address for notices or communications to BSFP:

            Address: 383 Madison Avenue, New York, New York 10179

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 8 of 18


            Attention: DPC Manager
            Facsimile: (212) 272-5823

      with a copy to:

            Address: One Metrotech Center North, Brooklyn, New York 11201
            Attention: Derivative Operations - 7th Floor
            Facsimile: (212) 272-1634

            (For all purposes)

      Address for notices or communications to the Counterparty:

            Address: 388 Greenwich Street, 14th Floor
            New York, NY 10013
            Attention: Cirino Emmanuele -Agency and Trust, HALO 2006-2
            Facsimile: 212-816-5614 Phone: 212-816-5527

            (For all purposes)

(b)  Process  Agent.  For the  purpose of Section  13(c) of the ISDA Form Master
Agreement:

            BSFP appoints as its Process Agent: Not Applicable

            The Counterparty appoints as its Process Agent: Not Applicable

(c) Offices. The provisions of Section 10(a) of the ISDA Form Master Agreement will not apply to this Agreement; neither BSFP nor the Counterparty have any Offices other than as set forth in the Notices Section and BSFP agrees that, for purposes of Section 6(b) of the ISDA Form Master Agreement, it shall not in future have any Office other than one in the United States.

(d) Multibranch  Party. For the purpose of Section 10(c) of the ISDA Form Master
Agreement:

            BSFP is not a Multibranch Party.

            The Counterparty is not a Multibranch Party.

(e) Calculation Agent. The Calculation Agent is BSFP.

(t) Credit Support Document.

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 9 of 18


            BSFP: Not applicable, except for any guarantee or contingent agreement delivered pursuant to paragraph 12 below.

            The Counterparty: Not Applicable

(g) Credit Support Provider.

            BSFP: Not Applicable

            The Counterparty: Not Applicable

(h) Governing Law. The parties to this Agreement hereby agree that the law of the State of New York shall govern their rights and duties in whole without regard to conflict of law provisions thereof other than New York General Obligations Law Sections 5-1401 and 5-1402.

(i) Severability. If any term, provision, covenant, or condition of this Agreement, or the application thereof to any party or circumstance, shall be held to be invalid or unenforceable (in whole or in part) for any reason, the remaining terms, provisions, covenants, and conditions hereof shall continue in full force and effect as if this Agreement had been executed with the invalid or unenforceable portion eliminated, so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter of this Agreement and the deletion of such portion of this Agreement will not substantially impair the respective benefits or expectations of the parties.

The parties shall endeavor to engage in good faith negotiations to replace any invalid or unenforceable term, provision, covenant or condition with a valid or enforceable term, provision, covenant or condition, the economic effect of which comes as close as possible to that of the invalid or unenforceable term, provision, covenant or condition.

j) Consent to Recording. Each party hereto consents to the monitoring or recording, at any time and from time to time, by the other party of any and all communications relating to this Agreement between officers or employees of the parties, waives any further notice of such monitoring or recording, and agrees to notify its officers and employees of such monitoring or recording.

(k) Waiver of Jury Trial. Each party waives any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(1) Securities Administrator Capacity. It is expressly understood and agreed by the parties hereto that insofar as this Confirmation is executed by the Securities Administrator (i) this Confirmation is executed and delivered by Citibank, N.A., not in its individual capacity, but solely as Securities Administrator of the HSI Asset Loan Obligation Trust 2006-2 created under the

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 10 of 18


Pooling and Servicing Agreement referred to in this Confirmation in the exercise of the powers and authority conferred upon and vested in it thereunder and pursuant to instructions set forth therein (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as a personal representation, undertaking or agreement by Citibank, N.A. but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as imposing any liability on Citibank, N.A., individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall Citibank, N.A. in its individual capacity be personally liable for the payment of any indebtedness or expenses or be personally liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken under this Confirmation by the Citibank, N.A. or any other related documents all of which recourse shall be held solely to the assets of the Trust.

(m) Proceedings. BSFP shall not institute against or cause any other person to institute against, or join any other person in instituting against, HSI Asset Loan Obligation Trust 2006-2 or Citibank, N.A., not in its individual capacity, but solely as Securities Administrator, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy or similar law for a period of one year and one day (or, if longer, the applicable preference period) following payment in full of the Certificates. This provision will survive the termination of this Agreement.

7) "Affiliate." BSFP and Counterparty shall be deemed to not have any Affiliates for purposes of this Agreement, including for purposes of Section 6(b)(ii) of the ISDA Form Master Agreement. This provision will survive the termination of this Agreement.

8) Section 3 of the ISDA Form Master Agreement is hereby amended by adding at the end thereof the following subsection (g):

      "(g) Relationship Between Parties.

            Subject to Part 5(1) of the Agreement, each party represents to the other party on each date when it enters into a Transaction that:--

            (l) Nonreliance. It is not relying on any statement or representation of the other party regarding the Transaction (whether written or oral), other than the representations expressly made in this Agreement or the Confirmation in respect of that Transaction.

            (2) Evaluation and Understanding.

            (i) BSFP is acting for its own account and Citibank, N.A. is acting on behalf of the Trust as Securities Administrator under the Pooling and Servicing Agreement and not for its own

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 11 of 18


account. Each party has the capacity to evaluate (internally or through independent professional advice) the Transaction and has made its own decision to enter into the Transaction;

            (ii)  It  understands  the  terms,   conditions  and  risks  of  the
Transaction and is willing and able to accept those terms and conditions and to assume those risks, financially and otherwise; and

            (3) Purpose. It is an "eligible swap participant" as such term is defined in Section 35.1(b)(2) of the regulations (17 C.F.R 35) promulgated under, and an "eligible contract participant" as defined in Section I(a)(12) of, the Commodity Exchange Act, as amended, and it is entering into the Transaction for the purposes of managing its borrowings or investments, hedging its underlying assets or liabilities or in connection with a line of business.

            (4) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of the Transaction."

9) Set-off. Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements. The provisions for Set-off set forth in Section 6(e) of the ISDA Form Master Agreement shall not apply for purposes of this Transaction.

10) Transfer, Amendment and Assignment. No transfer, amendment, waiver, supplement, assignment or other modification of this Transaction shall be permitted by either party unless each of Standard & Poor's Ratings Service, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), has been provided notice of the same and confirms in writing (including by facsimile transmission) that it will not downgrade, qualify, withdraw or otherwise modify its then-current rating of the ClassI-A-3 Certificates (the "Certificates").

11) Additional Termination Events. The following Additional Termination Events will apply, in each case with respect to Counterparty as the sole Affected Party (unless otherwise provided below):

      (a) BSFP fails to comply with the Ratings Downgrade provisions as set forth in Section 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party. For purposes of this clause (a), BSFP shall be the sole Affected Party.

      (b) Notice of the Master Servicer's intention (either at the direction of the Depositor or voluntarily) to exercise its option to purchase the Mortgage Loans pursuant to Article I20f

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 12 of 18


      the Pooling and Servicing Agreement is given by the Securities Administrator to Certificateholders pursuant to Article 12 of the Pooling and Servicing Agreement. Provided that the Early Termination Date shall not be prior to the purchase date of the Mortgage Loans as defined under the Pooling and Servicing Agreement.

      (c) If, upon the occurrence of a Cap Disclosure Event (as defined in Part 12 (ii) below), BSFP has not, within 10 days after such Cap Disclosure Event complied with any of the provisions set forth in Part 12 below, then an Additional Termination Event shall have occurred with respect to BSFP and BSFP shall be the sole Affected Party with respect to such Additional Termination Event.

12) Ratings Downgrade:

(a) If BSFP fails to satisfy the Required Ratings (a "Ratings Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either

      (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

      (ii)  deliver collateral, and an executed ISDA Credit Support Annex;

      (iii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

      (iv)  take any other action that satisfies the Rating Agency Condition;

provided that the failure by BSFP to take any action specified in (i)-(iv) above on or prior to the 30th calendar day after such Ratings Event shall constitute an Additional Termination Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

(b) If BSFP fails to satisfy the Replacement Ratings (a "Replacement Event"), then BSFP shall, at its own expense and subject to the Rating Agency Condition, either:

      (i) assign this Transaction to an entity that satisfies (or whose credit support provider satisfies) the Required Ratings;

      (ii) obtain a guaranty of an entity that satisfies the Required Rating to guaranty BSFP's obligations under this Transaction; or

      (iii) take any other action that  satisfies the Rating  Agency  Condition;

provided that the failure by BSFP to take any action specified in (i)-(iii) above on or prior to the 10th Local Business Days after such Replacement Event shall constitute an Additional Termination

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 13 of 18


Event under the ISDA Form Master Agreement with respect to which BSFP shall be the sole Affected Party and this Transaction shall be the sole Affected Transaction.

As used herein,

"Moody's" means Moody's Investors Service, Inc.

"Rating Agency" means, each of S&P and Moody's

"Rating Agency Condition" means with respect to any proposed act or omission to act hereunder, a condition that is satisfied if each Rating Agency then providing a rating of the Certificates confirms in writing that the proposed action or inaction would not cause a downgrade or withdrawal of the then-current rating of the Certificates.

"Replacement Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "BBB-" by S&P or "A3" by Moody's.

"Required Ratings" means, with respect to any entity, the rating of the long-term senior unsecured and unsubordinated obligations of such entity is at least "AA-" by S&P and "Aa3" by Moody's.

"S&P" means Standard and Poor's Ratings Services, Inc.

(13) Compliance with Regulation AB.

      (i) BSFP agrees and acknowledges that HSBC Bank USA, National Association ("Sponsor") is required under Regulation AB under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended (the "Exchange Act") ("Regulation AB"), to disclose certain financial information regarding BSFP or its group of affiliated entities, if applicable, depending on the aggregate "significance percentage" of this Agreement and any other derivative contracts between BSFP or its group of affiliated entities, if applicable, and Counterparty, as calculated from time to time in accordance with Item 1115 of Regulation AB.

      (ii) It shall be a Cap Disclosure event ("Cap Disclosure Event") if, on any Business Day after the date hereof, Sponsor or any affiliate of the Sponsor requests from BSFP the applicable financial information described in Item 1115 of Regulation AB (such request to be based on a reasonable determination by Sponsor or such affiliate, in good faith, that such information is required under Regulation AB) (the "Swap Financial Disclosure").

      (iii) Upon the occurrence of a Cap Disclosure Event, BSFP, at its own expense, shall (a) provide to Sponsor or such affiliate the Swap Financial Disclosure, (b) secure another

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 14 of 18


            entity  to  replace  BSFP  as  party  to  this  Agreement  on  terms substantially  similar  to  this  Agreement  and  subject  to  prior notification to the Rating Agency, which entity (or a guarantor therefor) meets or exceeds the Approved Rating Thresholds (or which satisfies the Rating Agency Condition) and which entity is able to comply with the requirements of Item 1115 of Regulation AB or (c) obtain a guaranty of the BSFP's obligations under this Agreement from an affiliate of the BSFP that is able to comply with the financial information disclosure requirements of Item 1115 of
            Regulation AB, such that disclosure provided in respect of the affiliate will satisfy any disclosure requirements applicable to BSFP, and cause such affiliate to provide Swap Financial Disclosure. If permitted by Regulation AB, any required Swap Financial Disclosure may be provided by incorporation by reference from reports filed pursuant to the Exchange Act.

      (iv) BSFP agrees that, in the event that BSFP provides Swap Financial Disclosure to Sponsor or an affiliate of the Sponsor in accordance with Part 12(iii)(a) or causes its affiliate to provide Swap Financial Disclosure to Sponsor or such affiliate in accordance with
            Part 12(iii)(c), it will indemnify and hold harmless Sponsor or such affiliate, its respective directors or officers and any person controlling Sponsor or such affiliate, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in such Swap Financial Disclosure or caused by any omission or alleged omission to state in such Swap Financial Disclosure a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      (v) Third Party Beneficiary. Sponsor shall be a third party beneficiary of this Agreement.

      NEITHER THE BEAR STEARNS COMPANIES INC. NOR ANY SUBSIDIARY OR AFFILIATE OF THE BEAR STEARNS COMPANIES INC. OTHER THAN BSFP IS AN OBLIGOR OR A CREDIT SUPPORT PROVIDER ON THIS AGREEMENT.




5. Account Details and
Settlement Information:     Payments to BSFP:
                            Citibank, N.A., New York
                            ABA Number: 021-0000-89, for the account of Bear, Steams Securities Corp.
                            Account Number: 0925-3186, for further credit to Bear Steams Financial Products Inc.
                            Sub-account Number: 102-04654-1-3
                            Attention: Derivatives Department

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 15 of 18


                            Payments to Counterparty:
                            Citibank, N.A.
                            New York, NY
                            ABA# 021-000-089
                            Account# 3617-2242
                            Ref: HALO 2006-2 ASTRA A/C# 106281

This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

Counterparty hereby agrees to check this Confirmation and to confirm that the foregoing correctly sets forth the terms of the Transaction by signing in the space provided below and returning to BSFP a facsimile of the fully-executed Confirmation to 212-272-9857. For inquiries regarding U.S. Transactions, please contact Derivatives Documentation by telephone at 212-272-2711. For all other inquiries please contact Derivatives Documentation by telephone at 353-1-402-6233. Originals will be provided for your execution upon your request.

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 16 of 18


We are very pleased to have executed this Transaction with you and we look forward to completing other transactions with you in the near future.

Very truly yours,

BEAR STEARNS FINANCIAL PRODUCTS INC.


By: /s/ Annie Manevitz
   --------------------------------
Name:  ANNIE MANEVITZ
Title: AUTHORIZED SIGNATORY

Counterparty, acting through its duly authorized signatory, hereby agrees to, accepts and confirms the terms of the foregoing as of the Trade Date.


HSI ASSET LOAN OBLIGATION TRUST 2006-2
By: Citibank, N.A., not in its individual capacity but solely as securities administrator


      --------------------------------
      Name:
      Title:



Am/fs

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 17 of 18


                                   SCHEDULE I

                    (all such dates subject to No Adjustment)

                                                             Notional Amount
 From and including             To but excluding                  (USD)
 ------------------             ----------------             ---------------
   Effective Date                  25-Jan-07                  40,672,000.00
      25-Jan-07                    25-Feb-07                  40,019,118.99
      25-Feb-07                    25-Mar-07                  39,233,316.71
      25-Mar-07                    25-Apr-07                  38,317,744.45
      25-Apr-07                    25-May-07                  37,276,078.08
      25-May-07                    25-Jun-07                  36,112,508.78
      25-Jun-07                    25-Jul-07                  34,834,878.20
      25-Jul-07                    25-Aug-07                  33,471,878.89
      25-Aug-07                    25-Sep-07                  32,027,646.05
      25-Sep-07                    25-0ct-07                  30,510,504.47
      25-0ct-07                    25-Nov-07                  28,971,899.09
      25-Nov-07                    25-Dec-07                  27,482,935.48
      25-Dec-07                    25-Jan-08                  26,042,475.07
      25-Jan-08                    25-Feb-08                  24,649,405.36
      25-Feb-08                    25-Mar-08                  23,302,639.27
      25-Mar-08                    25-Apr-08                  22,001,114.60
      25-Apr-08                    25-May-08                  20,743,793.42
      25-May-08                    25-Jun-08                  19,529,661.55
      25-Jun-08                    25-Jul-08                  18,357,728.02
      25-Jul-08                    25-Aug-08                  17,227,024.52
      25-Aug-08                    25-Sep-08                  16,136,604.88
      25-Sep-08                    25-0ct-08                  15,085,544.59
      25-0ct-08                    25-Nov-08                  14,072,940.30
      25-Nov-08                    25-Dec-08                  13,097,909.32
      25-Dec-08                    25-Jan-09                  12,159,589.15
      25-Jan-09                    25-Feb-09                  11,257,137.05
      25-Feb-09                    25-Mar-09                  10,389,729.55
      25-Mar-09                    25-Apr-09                   9,556,562.03
      25-Apr-09                    25-May-09                   8,756,848.30
      25-May-09                    25-Jun-09                   7,989,820.17
      25-Jun-09                    25-Jul-09                   7,254,727.00
      25-Jul-09                    25-Aug-09                   6,550,835.39
      25-Aug-09                    25-Sep-09                   5,877,428.68
      25-Sep-09                    25-0ct-09                   5,233,806.66
      25-0ct-09                    25-Nov-09                   4,619,285.14
      25-Nov-09                    25-Dec-09                   4,033,195.60

Reference Number: FXNEC9025
Citibank,  N.A.,  not  in its  individual  capacity  but  solely  as  securities
administrator   on  behalf,   not   individually,   but  solely  as   Securities
Administrator for HSI Asset Loan Obligation Trust 2006-2
December 28,2006
Page 18 of 18



      25-Dec-09                    25-Jan-l0                   3,474,884.82
      25-Jan-l0                    25-Feb-l0                   2,943,714.57
      25-Feb-l0                    25-Mar-l0                   2,439,061.21
      25-Mar-l0                    25-Apr-l0                   1,960,315.42
      25-Apr-l0                    25-May-l0                   1,506,881.80
      25-May-l0                    25-Jun-l0                   1,078,178.63
      25-Jun-l0                    25-Jul-l0                     673,637.50
      25-Jul-l0                 Termination Date                 292,703.03